EXECUTION COPY

AMENDMENT NO. 4

Dated as of February 1, 2013

to

CREDIT AGREEMENT

Dated as of June 1, 2010

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of February 1, 2013 by and among Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 1, 2010 by and among the Borrower, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.           Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended to insert the following definition in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” means February 1, 2013.

(b)          The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the final sentence thereof and to replace such sentence with the following sentence:

“As of the Amendment No. 4 Effective Date, the Aggregate Commitment is $185,000,000.”

(c)          The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the phrase “and (viii) the amount of any deduction” appearing therein and to replace such phrase with the following:

“(viii) non-recurring expenses incurred during the period beginning on January 1, 2013 through and including March 31, 2015 in connection with plant restructurings in an aggregate amount not to exceed $6,000,000 and (ix) the amount of any deduction”

(d)          Section 2.20 of the Credit Agreement is hereby amended to insert the words “after the Amendment No. 4 Effective Date” immediately after the words “The Borrower may from time to time” appearing at the beginning thereof.

(e)          The Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth on Annex A attached hereto. Certain financial institutions not party to the Credit Agreement prior to the date hereof and identified on Annex A attached hereto (the “New Lenders”) are hereby deemed to be Lenders for all purposes of the Loan Documents. Accordingly, Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

2.           Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 4 Effective Date”) is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders, each Increasing Lender, each New Lender and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors, (iii) the Administrative Agent shall have received such instruments and documents as the Administrative Agent shall reasonably request, including a written opinion of the Borrower’s counsel, DLA Piper LLP (US), in form and substance reasonably acceptable to the Administrative Agent, (iv) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment and under the Loan Documents, (v) the Administrative Agent shall (x) have received counterparts from the Borrower and the “Required Holders” (under and as defined in the NPPSA (as defined below)) of an amendment to that certain Note Purchase and Private Shelf Agreement, dated as of June 1, 2010, by and among the Borrower and the holders of Notes party thereto from time to time (the “NPPSA”), which amendment to the NPPSA modifies the definition of “Consolidated EBITDA” under the NPPSA in the same manner as this Amendment modifies the definition of Consolidated EBITDA under the Credit Agreement and is otherwise in form and substance reasonably satisfactory to the Administrative Agent and (y) be reasonably satisfied that such amendment becomes effective concurrently with the effectiveness of this Amendment and (vi) the Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby, which such reallocation, to the extent that the Administrative Agent determines in its reasonable discretion such reallocation to be necessary, the Administrative Agent agrees to do on the date hereof. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans on the Amendment No. 4 Effective Date and the reallocation described in clause (vi) above, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

3.           Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)          This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)          As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

4.           Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)          Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)          Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.           Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (including, without limitation, Section 5-1401 of the New York General Obligations Law).

6.           Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.           Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MEASUREMENT SPECIALTIES, INC.,
as the Borrower

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to Credit Agreement with respect to that certain Credit Agreement dated as of June 1, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent, which Amendment No. 4 to Credit Agreement is dated as of February 1, 2013 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated February 1, 2013

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BETATHERM USA, LLC	MEAS US LLC

By: Measurement Specialties, Inc., its Sole Member	By: Measurement Specialties, Inc., its Sole Member

By:	By:
Name:	Name:
Title:	Title:

MEASUREMENT SPECIALTIES FOREIGN HOLDINGS CORPORATION	IC SENSORS, INC.

By:	By:
Name:	Name:
Title:	Title:

ELEKON INDUSTRIES USA, INC.	ENTRAN DEVICES LLC

By: Measurement Specialties, Inc., its Sole Member

By:	By:
Name:	Name:
Title:	Title:

TRANSDUCER CONTROLS CORPORATION	PRESSURE SYSTEMS, INC.

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Consent and Reaffirmation to Amendment No. 4 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

Annex A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$42,000,000

BANK OF AMERICA, N.A.	$39,000,000

HSBC BANK USA, NATIONAL ASSOCIATION	$39,000,000

BRANCH BANKING & TRUST COMPANY	$30,000,000

PNC BANK, NATIONAL ASSOCIATION*	$25,000,000

CREDIT INDUSTRIEL ET COMMERCIAL	$10,000,000

AGGREGATE COMMITMENT	$185,000,000

*New Lender